EXHIBIT 10(j)

                             Equus II Incorporated
                         2929 Allen Parkway, Suite 2500
                              Houston, Texas 77019

April 30, 1998

NationsBank of Texas, N.A.
700 Louisiana
Houston, Texas 77002

Re:     Safekeeping Agreement

Gentlemen:

     The purpose of this correspondence is to evidence that Equus II Incorporated, a Delaware corporation (the "Fund"), which has elected to be a business development company under Section 54 of the Investment Company Act of 1940, as amended (the "Investment Company Act"), has appointed NationsBank of Texas, N.A. , a national banking association (the "Bank"), and the Bank has agreed to serve, as the safekeeping agent for the securities and similar investments of the Fund.

     The Bank has been duly designated and appointed by the independent directors of the Fund, consisting of Dr. Francis D. Tuggle, Robert L. Knauss, John W. Storms, Gregory J. Flanagan, and Gary R. Petersen (collectively the "Independent Directors"), as the safekeeping agent for the Funds securities and similar investments pursuant to Rule 17f-2 of the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated under the Investment Company Act.

     Except as otherwise permitted under the Investment Company Act, the securities and similar investments of the Fund shall be deposited in the safekeeping of, or in a vault or other depository maintained by, the Bank, and the securities and similar investments so deposited shall be physically segregated at all times from those of any other persons, firms, or corporations; provided, however, that securities and similar investments shall not include cash or accounts (as defined in Section 4.104 of the Texas Business and Commerce
Code) maintained by the Fund with the Bank.. In lieu thereof, any of such securities or similar investments as qualify may be maintained or deposited (and the income from such deposits, if requested by the Fund, shall be collected by the Bank and remitted to the Fund) in accounts established by the Bank that include only assets held by it for its customers in (i) the Federal Reserve/Treasury bookentry system for United States and Federal agency securities, its successor(s) or nominee(s) or (ii)with the Depository Trust Company, its successor(s) or nominee(s), or any other such person as is or becomes authorized to act as a securities depository under the Investment Company Act as is designated as such by a majority of the Independent Directors as evidenced by a written certificate executed by a majority of the Independent Directors, addressed to the Bank and specifically approving the maintaining or depositing of the qualifying securities or similar investments of the Fund therein. Any such maintenance or depositing shall be done in conformity with the applicable notice and other

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provisions of Rule 17f-4 of the rules and regulations of the Commission promulgated under the Investment Company Act. In particular, the Bank shall comply with the confirmation and report notice provisions of Rule 17f-4(d)(3) and (4). In connection with the use of any such system or authorized depository, the Bank will be liable to the Partnership for any losses or damages relating to the failure to effectively enforce such rights as may exist against any such system or authorized depository.

     Any two of the persons, at least one of whom is an officer of the Fund (the "Designated Persons"), named in Exhibit A hereto (as from time to time modified by a majority of the Independent Directors of the Fund) are authorized and permitted to have access to the securities and similar investments so deposited, and such access to such securities and similar investments shall be had only by two or more of such persons jointly. Exhibit A shall not list more than five persons as Designated Persons.

     Access to such securities and similar investments shall also be permitted to the properly authorized officers and employees of the Bank. Access to such securities and similar investments shall be permitted, jointly with any two of the Designated Persons or with any officer or employee of the Bank, to an independent public accountant for the purpose of conducting the examinations of the Fund's securities and similar investments, as required by Rule 17f-2(f) of the rules and regulations Promulgated by the Commission under the Investment Company Act.

     Such securities and similar investments shall at all times be subject to inspection by the Commission through its authorized employees or agents, accompanied, unless otherwise directed by order of the Commission, by one or more of the Designated Persons or one or more of the officers or employees of the Bank.

     Each Designated Person when depositing such securities similar investments in or withdrawing them from the Bank or when ordering their withdrawal or delivery from the safekeeping of the Bank, shall sign a notation in duplicate with respect to such deposit, withdrawal or order which shall show (1) the date and time of deposit, withdrawal or order, (2) the title and amount of the securities or other investments deposited, withdrawn or ordered to be withdrawn, and an identification thereof by certificate numbers or otherwise, (3) the manner of acquisition of the securities or similar investments deposited or the purpose for which they have been withdrawn or ordered to be withdrawn, and (4) if withdrawn and delivered to any other person, the name of such person. A copy of such notation shall be transmitted promptly by the Bank to John W. Storms, c/o Storms & Critz, 1980 Post Oak Blvd., Suite 2110, Houston, Texas 77056 Sam P. Douglass, who shall not be a Designated Person. Such notation shall be on serially numbered forms and shall be preserved for at least one year.

     The Fund, through one or more of its Independent Directors, will give you written notice of any change in the Independent Directors of the Fund.

     Such securities and similar investments shall be verified by complete examination of an independent public accountant to be retained by the Fund, presently Arthur Andersen & Co., at least three times during each fiscal year, at least two of which times shall be chosen by such accountant

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without prior notice to the Fund. The Fund, through one or more of its
Independent Directors, will give you written notice of any change in the accountants retained by the Fund.

     The Independent Directors and each of them do hereby certify that the names and signatures subscribed below are the names and signatures of each of the Independent Directors of the Fund and that the signatures of the Designated Persons set opposite their names on Exhibit A are the genuine and correct signatures of the respective Designated Persons.

     The Fund shall pay you the fees set forth in Exhibit B attached hereto for the services to be rendered by you hereunder. In no event shall you be held liable for any loss with respect to the safekeeping and conditions of the Fund's securities or similar investments unless such loss is due to negligence, willful misconduct, or other malfeasance on your part or your agents or employees part. You shall be under no obligation or duty to provide or maintain insurance of any kind in connection with the securities or similar investments held pursuant to the terms of this Agreement nor shall you be held responsible for the genuineness, validity, or alteration of or any defect in any of the securities or similar investments. Either you or a majority of the Independent Directors may terminate this Agreement upon 90 days prior written notice to the other party of the desire to terminate. After such notice of termination, but until such time as your successor shall have been appointed by the Independent Directors, you shall continue to serve hereunder upon the same terms and subject to the same conditions as are applicable to your service in the circumstances set forth in Exhibit B hereto.

     From time to time the fee schedule set forth in Exhibit B may be amended by written notice thereof to the Independent Directors by you and the acceptance thereof by a majority of the Independent Directors within 30 days of such notice. If the amended fee schedule is not so accepted, then you may resign upon the earlier of the designation of your successor by the Independent Directors or 90 days after your original notice to them. Until you have resigned, you shall continue to hold in safekeeping the Fund's securities and similar investments under the terms of this Agreement as hereafter amended from time to time and, in any event, shall continue to hold such securities and similar investments in safekeeping until a bank or other company whose functions and physical facilities are supervised by a Federal or State authority within the meaning of the Investment Company Act is appointed to assume your duties hereunder, whereupon the securities and similar investments held by you shall be turned over to the successor bank or other company.

     This Agreement shall be subject to the terms and provisions of the Security Agreement - Pledge dated as March 18, 1996, between the Fund and the Bank and in the event of any conflict between the terms and provisions of this Agreement and such Security Agreement - Pledge, the terms and provisions of the Security Agreement - Pledge shall control.

     If the above correctly states our understanding and Agreement would you kindly indicate your acceptance thereof by signing the name of the Bank, by its duly authorized officer, in the space provided below, and returning a copy of this Agreement to the Fund.

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                                            Very truly yours,

                                            EQUUS II INCORPORATED

                                            /s/ DR. FRANCIS D. TUGGLE
                                            DR. FRANCIS D. TUGGLE

                                            /s/ ROBERT L. KNAUSS
                                            ROBERT L. KNAUSS

                                            /s/ JOHN W. STORMS
                                            JOHN W. STORMS

                                            /s/ GREGORY J. FLANAGAN
                                            GREGORY J. FLANAGAN

                                            /s/ GARY R. PETERSEN
                                            GARY R. PETERSEN

NATIONSBANK OF TEXAS, N.A.

By: /s/ LARRY B. BELL
Name: LARRY B. BELL
Title: SENIOR VICE PRESIDENT

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                                                                       EXHIBIT A

                               DESIGNATED PERSONS

NAME AND TITLE                                           SIGNATURE
--------------                                           ---------
1.      Nolan Lehmann,                               /s/ NOLAN LEHMANN
        President of the Fund

2.      Gary L. Forbes,                              /s/ GARY L. FORBES
        Vice President of the Fund

3.      Randall B. Hale                              /s/ RANDALL B. HALE
        Vice President of the Fund

4.      Patrick M. Cahill                            /s/ PATRICK M. CAHILL
        Treasurer of the Fund

5.      Tracy H. Cohen                               /s/ TRACY H. COHEN
        Secretary of the Fund

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                                                                       EXHIBIT B

                                  FEE SCHEDULE

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